                                                                    EXHIBIT 99.1

                                                           FOR IMMEDIATE RELEASE

CONTACTS:

UTEK Corporation                             Prime Pharmaceutical Corporation
Pam Lagano                                   David Solomon
Lagano & Associates                          President
727.726.7910                                 877.821.8469 ext. 25

   UTEK CORPORATION ANNOUNCES ACQUISITION OF EXCLUSIVE LICENSE TO MICROSPHERE TECHNOLOGY FROM UNIVERSITY OF MISSOURI AND SALE OF ITS ADVANCED MICROSPHERE
        TECHNOLOGY, INC. SUBSIDIARY TO PRIME PHARMACEUTICAL CORPORATION

PLANT CITY, FL & TORONTO, ONTARIO -- (BUSINESS WIRE) -- October 1, 2001 -- UTEK Corporation (Nasdaq SC: UTOB) and Prime Pharmaceutical Corporation (PRIME) announced jointly today that the Curators of the University of Missouri granted a worldwide exclusive license to Advanced Microsphere Technology, Inc. (AMTI), a wholly owned subsidiary of UTEK Corporation, for the topical pharmaceutical, cosmetic and fragrance applications, of a new microsphere technology which allows for the encapsulation of a variety of substances at low temperatures. This technology was developed by Professor Delbert E. Day and Samuel Conzone at the University of Missouri at Rolla.

According to David Solomon, President of PRIME, "We are enthusiastic about consummating this acquisition, as we believe that this unique technology may facilitate the development of new topical formulations and may provide significant out-licensing opportunities for PRIME."

"We are pleased to consummate this Agreement with PRIME to help enhance their intellectual capital with this technology acquisition," commented Uwe Reischl, Ph.D., M.D., President of UTEK Corporation.

Prime Pharmaceutical Corporation is a dermatological, pharmaceutical company that has developed a treatment incorporating the latest biotechnology, and is preparing to enter the North American psoriasis and eczema market. Prime is positioned to apply its innovative technology to the natural, proprietary OTC or prescription pharmaceutical markets for the treatment of a variety of conditions including psoriasis, eczema and other skin problems. UTEK Corporation is a business development company dedicated to building bridges between university-developed technology and commercial organizations utilizing its unique U2B(SM) business model. UTEK acquires, licenses and finances the further development of new university technologies for rapidly growing technology companies. These intellectual capital assets are then sold to technology companies for an equity stake. With UTEK's U2B(SM) model, companies can rapidly grow their technology assets while universities receive 100% of the royalties for each transferred technology.

Certain matters discussed in this press release are "forward-looking statements." These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "expects," "anticipates" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, including the financial performance of the Company and market valuations of its stock, which could cause actual results to differ materially from those currently anticipated. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating any forward-looking statements. Forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

                                       ###